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2012 EEI Financial Conference November 11-14, 2012 Patrick J. Goodman Executive Vice President and Chief Financial Officer

2 This presentation contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as “will,” “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon MidAmerican Energy Holdings Company’s (“MidAmerican”) and its subsidiaries’ (collectively, the “Company”) current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of the Company and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others: – general economic, political and business conditions, as well as changes in laws and regulations affecting the Company’s operations or related industries; – changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce facility output, accelerate facility retirements or delay facility construction or acquisition; – the outcome of general rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies and the Company’s ability to recover costs in rates in a timely manner; – changes in economic, industry, competition or weather conditions, as well as demographic trends, that could affect customer growth and usage, electricity and natural gas supply or the Company’s ability to obtain long-term contracts with customers and suppliers; – a high degree of variance between actual and forecasted load that could impact the Company’s hedging strategy and the cost of balancing its generation resources with its retail load obligations; – performance and availability of the Company’s facilities, including the impacts of outages and repairs, transmission constraints, weather and operating conditions; – changes in prices, availability and demand for both purchases and sales of wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs; – the financial condition and creditworthiness of the Company’s significant customers and suppliers; – changes in business strategy or development plans; – availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for MidAmerican’s and its subsidiaries’ credit facilities; Forward-Looking Statements

3 – changes in MidAmerican’s and its subsidiaries’ credit ratings; – risks relating to nuclear generation; – the impact of derivative contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of derivative contracts; – the impact of inflation on costs and the Company’s ability to recover such costs in regulated rates; – increases in employee healthcare costs; – the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements; – changes in the residential real estate brokerage and mortgage industries and regulations that could affect brokerage and mortgage transaction levels; – unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future facilities and infrastructure additions; – the availability and price of natural gas in applicable geographic regions and demand for natural gas supply; – the impact of new accounting guidance or changes in current accounting estimates and assumptions on the Company’s consolidated financial results; – the Company’s ability to successfully integrate future acquired operations into its business; – other risks or unforeseen events, including the effects of storms, floods, fires, explosions, litigation, wars, terrorism, embargoes and other catastrophic events; and – other business or investment considerations that may be disclosed from time to time in MidAmerican’s filings with the United States Securities and Exchange Commission (“SEC”) or in other publicly disseminated written documents. Further details of the potential risks and uncertainties affecting the Company are described in MidAmerican’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive. Forward-Looking Statements

• Own and operate a portfolio of high-quality utility businesses – Focus on operational efficiency, cost control and customer service – Cooperative approach with regulators and customers – Pursue internal capital investment opportunities to expand regulated asset base • Maintain prudent financial and risk management policies – Committed to holdings company and subsidiary credit profile – Stable and highly diversified asset base • Grow and diversify through a disciplined acquisition strategy – Target additional energy assets – Focus on long-term risk-adjusted returns – Continue to utilize ring-fencing approach – Capitalize on access to long-term capital from Berkshire Hathaway – Continue track record of proven integration capabilities and improving operating and financial performance MidAmerican’s strategy has delivered outstanding results 4 Proven Corporate Strategy

Revenues $11.4 billion for the 12 months ended Sept. 30, 2012 Assets $51 billion as of Sept. 30, 2012 Customers Electric: 6.3 million Natural Gas: 0.7 million Employees 16,000 as of Sept. 30, 2012 Natural Gas Transmission Pipeline Design Capacity Approximately 7.7 billion cubic feet per day Generation Capacity 20,780 megawatts(1) Noncarbon Generation More than 6,300 megawatts(1) 30% of total generation capacity (1) Net MW owned in operation and under construction as of Sept. 30, 2012, adjusted to include acquisition of Alta Wind VII & IX (300 MW) 5 MidAmerican Energy Holdings Company Energy Assets

• Diversified portfolio of regulated assets – Weather, customer, regulatory, generation, economic and catastrophic risk diversity • No dividend requirement – Cash flow is retained in the business and used to help fund growth and improve credit metrics • Berkshire Hathaway ownership – Access to capital from Berkshire Hathaway allows us to take advantage of market opportunities – Berkshire Hathaway is a long-term holder of assets; its owner for life philosophy promotes stability and helps make MidAmerican the buyer of choice in the eyes of certain sellers and regulators – Tax appetite of Berkshire Hathaway has allowed us to realize tax benefits currently • Berkshire Hathaway provides MidAmerican with a $2 billion equity commitment through Feb. 28, 2014 – Access to capital even in times of industry and general market stress • No other utility has this quality of explicit financial support – Commitment can only be drawn for two purposes: • Paying MidAmerican parent debt when due • Funding the general corporate purposes and capital requirements of MidAmerican’s regulated subsidiaries – Future mergers and acquisitions funded separate from this agreement 6 MidAmerican Competitive Advantage

Revenue and EBITDA Diversification 7 MidAmerican LTM Sept. 30, 2012 Energy Revenue(1): $10.3 Billion • Diversification of revenue sources reduces regulatory concentrations • For the 12 months ended Sept. 30, 2012, 94% of EBITDA is from investment-grade regulated subsidiaries (1) Excludes HomeServices, which adds further diversification, and equity income from MidAmerican Geothermal (2) Refer to the Appendix for the calculation of EBITDA; percentages exclude MidAmerican and Other MidAmerican LTM Sept. 30, 2012 Consolidated EBITDA(2): $4.3 Billion Iowa 20.7% Utah 20.7% Oregon 10.8% Wyoming 8.5% Washington 3.3% Idaho 3.3% California 0.5% Illinois 8.2% Texas 1.4% South Dakota 1.0% Other 0.8% FERC 9.5% United Kingdom 10.0% Philippines 1.3% MidAmerican Funding 18.6% PacifiCorp 42.9% Northern Powergrid 17.5% MidAmerican Energy Pipeline Group 15.3% MidAmerican Renewables 3.7% HomeServices 2.0%

$26.2 $28.5 $30.9 $31.9 $34.2 $36.2 $0 $10 $20 $30 $40 2007 2008 2009 2010 2011 Sept. 2012 Billions $1,189 $1,204 $1,157 $1,238 $1,331 $1,497 $0 $500 $1,000 $1,500 $2,000 2007 2008 2009 2010 2011 LTM 9/30/12 Millions $2,335 $2,587 $3,572 $2,759 $3,220 $4,185 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2007 2008 2009 2010 2011 LTM 9/30/12 Millions $9.3 $10.2 $12.6 $13.2 $14.1 $15.3 $0 $5 $10 $15 $20 2007 2008 2009 2010 2011 Sept. 2012 Billions MidAmerican Financial Summary 8 Net Income Attributable to MidAmerican MidAmerican Shareholders’ Equity Property, Plant and Equipment (Net) Cash Flows From Operations $1,850 (1) (1) $1,850 million net income includes $646 million of after-tax gains related to the termination fee and profit from the investment in Constellation Energy • Solid growth and returns CAGR = 11%

9 Diversified Generation Portfolio • We continue to focus on advancing our portfolio diversity and improving our environmental stewardship Coal 57.5% Natural Gas 22.7% Noncarbon 19.3% Other Nonrenewable 0.5% Dec. 31, 2006 Coal 45.7% Natural Gas 23.5% Noncarbon 30.5% Other Nonrenewable 0.3% Sept. 30, 2012 (1) Net MW owned in operation and under construction as of Dec. 31, 2006 (2) Net MW owned in operation and under construction as of Sept. 30, 2012, adjusted to include acquisition of Alta Wind VII & IX (300 MW) Wind 17.8% Hydro 6.2% Solar 3.3% Nuclear 2.2% Geothermal 1.0% Hydro 8.0% Wind 5.2% Nuclear 2.7% Geothermal 3.4% 16,386 Net MW(1) 20,780 Net MW(2)

Credit Metrics and Financial Strength

- **MidAmerican Key Credit Ratios[(1)]**
  - **Zero dividends paid to Berkshire Hathaway have resulted in a dramatic improvement in credit ratios since 2001**

	LTM 9/30/2012	2011	2010	2001
FFO Interest Coverage	4.4x	4.1x	3.9x	2.3x
FFO to Adjusted Debt	19.0%	18.1%	17.3%	9.1%
Adjusted Debt to Total Capitalization	57.7%	58.2%	58.7%	72.2%

- **Ratings[(2)]**

	Moody's	S&P	Fitch
MidAmerican Energy Holdings Company	Baa1	BBB+	BBB+
PacifiCorp[(3)]	A2	A	A-
MidAmerican Energy Company	A2	A-	A
Northern Natural Gas Company	A2	A	A
Kern River Funding Corp.[(3)]	A3	A-	A-
Northern Powergrid (Northeast)	A3	A-	A-
Northern Powergrid (Yorkshire)	A3	A-	A

- Continued strength in our core regulated operations supports strengthening consolidated credit ratios
- MidAmerican repaid $742 million of senior notes during 2012, and we do not anticipate issuing long-term debt to refinance these maturities
- In June 2012, MidAmerican closed on a new $600 million five-year credit facility
- MidAmerican also put in place a new commercial paper program rated A-2/P-2

(1) Refer to the appendix for the calculations of key ratios
(2) Issuer or senior unsecured ratings unless noted
(3) Ratings for PacifiCorp and Kern River Funding Corp. are senior secured rating

10

MIDAMERICAN ENERGY HOLDINGS COMPANY

Credit Metrics 11 Note: Refer to the appendix for the calculations of key ratios LTM 9/30/12 2011 2010 Regulated Utilities PacifiCorp FFO Interest Coverage 5.1x 4.8x 5.6x FFO to Debt 22.8% 21.6% 27.7% Debt to Total Capitalization 47.3% 48.6% 46.8% MidAmerican Energy FFO Interest Coverage 8.9x 8.1x 6.6x FFO to Debt 37.3% 36.1% 30.4% Debt to Total Capitalization 46.9% 48.8% 49.2% Regulated Pipelines Northern Natural Gas FFO Interest Coverage 6.8x 6.5x 6.2x FFO to Debt 25.1% 32.6% 31.3% Debt to Total Capitalization 49.2% 42.7% 45.2% Kern River FFO Interest Coverage 7.2x 6.3x 4.9x FFO to Debt 36.9% 31.7% 23.3% Debt to Total Capitalization 43.0% 45.2% 52.9% Regulated Distribution Northern Powergrid FFO Interest Coverage 4.8x 4.6x 3.5x FFO to Debt 21.7% 25.4% 19.2% Debt to Total Capitalization 47.9% 49.2% 50.0%

Financial Information ($ millions) 12 • Despite ongoing tough economic conditions, our businesses continue to perform well LTM Operating Income 9/30/2012 12/31/2011 12/31/2010 PacifiCorp 1,158$ 1,099$ 1,055$ MidAmerican Funding 393 428 460 MidAmerican Energy Pipeline Group 470 468 472 Northern Powergrid 590 615 474 MidAmerican Renewables 105 106 88 HomeServices 48 24 17 Corporate/other (48) (56) (64) Total operating income 2,716 2,684 2,502 Interest expense (1,170) (1,170) (1,173) Interest expense on MidAmerican subordinated debt - Berkshire (1) (13) (30) Interest expense on MidAmerican subordinated debt - other (2) (13) (22) Capitalized interest 46 40 54 Interest and dividend income 11 14 24 Other 74 51 110 Income before income tax expense and other 1,674 1,593 1,465 Income tax expense (227) (294) (198) Other 50 32 (29) Net income attributable to MidAmerican shareholders 1,497$ 1,331$ 1,238$ Years Ended

Infrastructure • Employees • Generation • Transmission • Distribution • Customer Service • Technology Public Policy • Customers • Customer groups • Regulators • Legislators • Special interest groups Fundamental Challenge 13

Fundamental Challenge Infrastructure • Employees • Generation • Transmission • Distribution • Customer Service • Technology Economic Reality • Rates – value matters • Reliability – expected and must be cost effective • Environmental responsibility – stewardship • Financial returns – long-term sustainability Public Policy • Customers • Customer groups • Regulators • Legislators • Special interest groups 14

(1) Net owned megawatts in operation and under construction as of Sept. 30, 2012 • Headquartered in Portland, Ore. • 6,295 employees • 1.8 million electric customers in six western states • 11,220 megawatts(1) of owned generation capacity • Generating capacity by fuel type: 9/30/12(1) 3/31/06 – Coal 55% 72% – Natural gas 25% 13% – Hydro 10% 14% – Wind, geothermal and other 10% 1% 15 (a) Access to other entities’ transmission lines through wheeling arrangements PacifiCorp

• Settled various rate cases, some with multiyear agreements – Utah $100 million in 2012 and $54 million in 2013; next rate case can be filed in January 2014 – Wyoming $32 million in 2012 and $18 million in 2013; next rate case can be filed in March 2014 • Retail load for the nine-month period ended Sept. 30, 2012, was 40,949 gigawatt-hours, a 1% increase versus the first nine months of 2011 • Lake Side 2, a 637-MW natural gas-fueled plant (combined-cycle combustion turbine), is under construction next to the existing Lake Side plant located near Vineyard, Utah, with completion expected in 2014 • Mona to Oquirrh transmission line is under construction in Utah with completion expected in 2013 • A first quarter 2012 long-term debt issuance of $750 million was used to repay short- term debt, fund capital expenditures, for general corporate purposes and in part to retire higher-cost debt • Continued focus on capital expenditures and operating costs 16 PacifiCorp – Business Update

• Headquartered in Des Moines, Iowa • 3,468 employees • 1.4 million electric and natural gas customers in four Midwestern states • 7,432 megawatts(1) of owned generation capacity • Generating capacity by fuel type 9/30/12(1) 12/31/00 – Coal 45% 70% – Natural gas 17% 19% – Wind 31% 0% – Nuclear and other 7% 11% 17 (1) Net owned megawatts in operation and under construction as of Sept. 30, 2012 MidAmerican Energy MidAmerican Energy Service Territory Major Generating Facilities Wind Projects Under Construction Wind Projects IOWA SOUTH DAKOTA NEBRASKA KANSAS MISSOURI ILLINOIS WISCONSIN MINNESOTA

18 • Iowa electric rate filing approved by the Iowa Utilities Board on Oct. 8, 2012, allowing for $39 million in 2012 and an additional $37 million for an aggregate maximum of $76 million in 2013 • Customer growth, improved industrial sales, and abnormally hot spring and summer weather helped offset unseasonably warm winter weather and increased retail electric sales to 16,736 gigawatt-hours for the nine-month period ended Sept. 30, 2012; a 0.5% increase over the same period for 2011 • Currently constructing 193 megawatts (nominal ratings) of wind-powered generation facilities in Iowa that will go into service prior to year-end; 214 megawatts went into service in third quarter 2012 • Scrubber/baghouse construction projects in progress at Neal Energy Center Units 3 and 4 and Ottumwa Generating Station, with completion anticipated in early 2014, late 2013, and late 2014, respectively • Continue to receive high customer satisfaction ratings for gas and electric service MidAmerican Energy – Business Update

• 14,900 miles of natural gas pipeline • 5.5 Bcf per day of market area design capacity, plus 2.0 Bcf per day field area capacity • More than 73 Bcf firm service and operational storage cycle capacity • 89% of 2012 transportation and storage revenue based on demand charges through Sept. 30, 2012 • Issued $250 million of 4.10% senior bonds due September 2042 • Increased the integrity and reliability of the pipeline while managing operating costs and staffing • Ranked No. 1 among 16 mega-pipelines and No. 2 among 41 interstate pipelines in 2012 Mastio & Company survey for customer satisfaction Northern Natural Gas 19 MINNESOTA WISCONSIN IOWA SOUTH DAKOTA NEBRASKA KANSAS OKLAHOMA TEXAS

• 1,700 miles of natural gas pipeline • 2.6 million Dth/day of natural gas transportation scheduled deliveries to markets in Utah, Nevada and California • 94% of 2012 revenue is based on demand charges through Sept. 30, 2012 • Placed new 8.7-mile 8-inch-diameter lateral in service in June 2012 to provide 24,270 Dth/day to Molycorp Minerals’ rare earth mine in southeastern California • Kern River delivered nearly 32%(1) of California’s demand for natural gas • Ranked No. 1 among 41 interstate pipelines in 2012 Mastio & Company survey for customer satisfaction Kern River 20 CALIFORNIA NEVADA ARIZONA UTAH WYOMING (1) 2012 California Gas Report

Northern Powergrid Leeds Edinburgh Middlesbrough Newcastle Upon Tyne Sheffield York Northeast Yorkshire • 3.9 million end-users in northern England • 58,000 miles of distribution lines • Approximately 68% of 2012 distribution revenue from residential and commercial customers through Sept. 30, 2012 • Distribution revenue (£ millions) • U.K. Distribution Price Control Review 5 commenced April 2010; plans are in place and delivering out- performance. Preparations are underway for the next price control, Electricity Distribution 1, commencing April 2015 under the RIIO framework • Completed debt issuance in July 2012, £150 million for 20 years at a coupon of 4.375% Nine Months Ended 9/30/12 9/30/11 Residential £224 £195 Commercial 79 72 Industrial 138 134 Other 7 6 Total £448 £407 21

MidAmerican Renewables

- Established by MidAmerican to own independent power projects, with a focus on renewable resources, such as solar, wind, geothermal and hydro generation
- Currently 2,128[(1)] MW are owned in operation and under construction
- Substantially all output from the renewables projects is sold pursuant to long-term power purchase agreements
- Continue to pursue additional opportunities


MidAmerican Solar
MidAmerican Geothermal
Geothermal Plants
Natural Gas Plants
MidAmerican Wind
MidAmerican Hydro
CalEnergy Philippines

[(1)] Net MW owned in operation and under construction as of Sept. 30, 2012, adjusted to include acquisition of Alta Wind VII & IX (300 MW)

MIDAMERICAN ENERGY HOLDINGS COMPANY

22

Renewables Portfolio 23 Location Installed PPA Expiration Power Purchaser Net or Contract Capacity (MW) Net Owned Capacity (MW) SOLAR Topaz California 2012-2015 2040 PG&E 550 550 Agua Caliente Arizona 2012-2014 2039 PG&E 290 142 840 692 WIND Alta Wind VII and IX Bishop Hill II California Illinois 2012 2012 2035 2032 SCE Ameren 300 81 300 81 381 381 GEOTHERMAL Imperial Valley Projects California 1982-2000 2016-2026 (1) 327 164 HYDROELECTRIC Casecnan Project Philippines 2001 2021 NIA 150 128 Wailuku Hawaii 1993 2023 Hawaii Electric 10 5 160 133 NATURAL GAS Saranac New York 1994 2013 EDF Trading 240 90 Power Resources Texas 1988 2012 EDF Trading 212 106 Yuma Arizona 1994 2024 SDG&E 50 25 Cordova Illinois 2001 2019 Constellation 537 537 1,039 758 Total Available Generating Capacity 2,747 2,128 (1) 82% of the company’s interests in the Imperial Valley projects’ contract capacity are sold to SCE Acquired/ developed in 2012

• Construction program is on track and on budget – As of Sept. 30, 2012, posts were 25% installed, tilt brackets were 23% installed, and modules were 15% installed • Topaz will be one of the largest solar photovoltaic plants in the world upon completion in 2015 – Total projected costs of $2.4 billion including capitalized interest – 550-MWAC facility located on 5,000 acres in San Luis Obispo County, Calif. – 25-year power purchase agreement with Pacific Gas and Electric Company – Project uses nearly 8.4 million First Solar Series 3 thin-film panels, installed under a fixed price engineer, procure and construct agreement from First Solar; approximately 1.3 million panels installed as of Sept. 30, 2012 • 25-year firm price operations and maintenance agreement with First Solar (with ability to change O&M provider at our option every five years) • Supported by project financing – First $850 million debt tranche issued in February 2012 at 5.75%; second tranche likely in 2013 Topaz 24

• Construction is ahead of schedule and on track to be at or under budget – As of Sept. 30, 2012, posts and tilt brackets were 97% installed and modules were 81% installed – 228 MW in operation as of Sept. 30, 2012 • 290-MWAC facility located on 2,340 acres in Yuma County, Ariz. • 25-year power purchase agreement with Pacific Gas and Electric Company • Project uses nearly 5 million First Solar Series 3 thin-film panels, installed under a fixed price engineer, procure and construct agreement with First Solar • 25-year firm price operations and maintenance agreement with First Solar • Supported by U.S. Department of Energy financing • MidAmerican Solar is a 49% owner of the project • Modules are on-line ahead of schedule Agua Caliente 25

• 168-MW Alta VII and 132-MW Alta IX located in Kern County, CA • 3.0-MW Vestas turbines with an 80-meter hub height and 90-meter rotor diameter • Project acquisition agreements were executed Sept. 28, 2012, and closing occurred in early November 2012 • All turbines are erected, and project completion is expected in late fourth quarter 2012 • Power purchase agreements with Southern California Edison through 2035 • Bank term-loan financing for $437 million is in place Alta VII and Alta IX 26

• 81-MW project located in Henry County, Illinois, approximately 20 miles southeast of Rock Island, Ill. • 1.62-MW GE turbines with 100-meter hub height and 100-meter rotor diameter • 20-year power purchase agreement with Ameren Illinois Company • Closing was completed March 29, 2012 • As of Oct. 31, 2012, all 50 turbines were erected and 37 were commissioned • Permanent transmission interconnection was completed Oct. 15, 2012, with project completion expected in mid-November 2012 • Long-term fixed-rate project financing of $120 million is in place Bishop Hill II 27

Financing Plan 2013 28 • MidAmerican Energy Holdings Company – Additional long-term financings are not necessary unless new investment opportunities are identified • PacifiCorp – Plan to renew second credit facility in first quarter 2013 to replace existing five-year facility maturing July 2013; Stage I credit facility renewal closed in June 2012 – Anticipate a $300-$400 million mid-2013 debt issuance • MidAmerican Energy Company – Plan renewal of credit facility in first quarter 2013 to replace existing five-year facility maturing July 2013 – Anticipate a $500-$600 million late-2013 issuance to pay debt owed to turbine supplier • Topaz Solar Farms, LLC – Additional debt issuance being considered in the first half of 2013 • Electric Transmission Texas, LLC – Anticipate a debt issuance mid-2013 to fund its continued expansion in ERCOT • MidAmerican Energy Pipeline Group – No financings anticipated in 2013

Other Business Opportunities and Growth 29 • MidAmerican and TransAlta created a new strategic partnership to develop, build and operate new natural gas-fueled electricity generation projects in Canada • A MidAmerican Canadian subsidiary entered into a joint venture with Renewable Energy Systems Canada Inc. to sponsor a competitive proposal for Ontario’s East-West Transmission Tie Line project • HomeServices of America, Inc. and Brookfield Asset Management partnered to introduce Berkshire Hathaway HomeServices, a new franchise brand that joins the existing HomeServices brands and the affiliate networks of Prudential Real Estate and Real Living Real Estate

Appendix

Organizational Structure



BERKSHIRE HATHAWAY INC.
Aa2/AA+/A+
90%
MIDAMERICAN ENERGY HOLDINGS COMPANY
Baa1/BBB+/BBB+
PACIFICORP
A2/A/A-(1)
Regulated Electric Utility
MidAmerican ENERGY
A2/A-/A
Regulated Electric and Gas Utility
Kern River
A3/A-/A-(1)
Regulated Gas Transmission
Northern Natural Gas
A2/A/A
Regulated Gas Transmission
NORTHERN POWERGRID
Baa1/BBB+/A-
Holding Company
CALENERGY Philippines
CE Casecnan Water and Energy
MIDAMERICAN RENEWABLES, LLC
MidAmerican Renewables, LLC
HomeServices of America
Real Estate Brokerage
Northern Powergrid (Northeast) Ltd.
A3/A-/A-
U.K. Regulated Electric Distribution
Northern Powergrid (Yorkshire) plc
A3/A-/A
U.K. Regulated Electric Distribution
Solar
Wind
Geothermal
Hydro

(1) PacifiCorp and Kern River ratings are senior secured

MIDAMERICAN ENERGY HOLDINGS COMPANY

31

Rocky Mountain Power Regulatory Accomplishments 32 • Utah 2012 General Rate Case: A multiyear settlement agreement was approved by the commission. Key elements of the settlement include: – $100 million, or 6%, rate increase effective in October 2012 – $54 million, or 3%, rate increase effective in September 2013 – Authorized return on equity of 9.8% – The next rate case can be filed in January 2014, with an effective date of September 2014 or later – Resolved issues related to potential closure of the Carbon plant; recovery of Naughton Unit 3 environmental project development costs, and 2014 impacts of the depreciation study that will be filed in late 2012 Energy Balancing Account: the first annual energy balancing account true-up was filed in March 2012 to recover a combined total of $29 million of deferred net power costs – Collection of $20 million, approved as part of $60 million recovered over three years, began in June 2012 – A schedule has been established to review the $9 million balance from 2011, with commission approval by early 2013 on the final amount to be recovered • Idaho Energy Cost Adjustment Mechanism: The commission approved recovery of $18 million, with new rates effective in April 2012. As a result of the 2011 general rate case settlement, the balance related to two large industrial customer contracts will be recovered over three years

Rocky Mountain Power Regulatory Accomplishments 33 • Wyoming 2011 General Rate Case: A multiyear combined settlement agreement was approved by the commission in the 2011 general rate case and 2012 energy cost adjustment mechanism filing. Key elements of the settlement include: – $32 million, or 5%, rate increase effective in October 2012 – $18 million, or 3%, rate increase effective in October 2013 – Authorized return on equity of 9.8% – The next rate case can be filed in March 2014, with an effective date of January 2015 – The 2012 energy cost adjustment mechanism will recover $27 million of deferred net power costs over three years – Resolved issues related to potential closure of the Carbon plant, recovery of Naughton Unit 3 environmental project development costs, and 2014 impacts of the depreciation study that will be filed in late 2012 REC and Sulfur Dioxide Revenue Adjustment Mechanism (RRA): PacifiCorp filed its first annual Wyoming RRA application in March 2012: – The filing requested a $1 million reduction to the customer surcredit, to a new level of $15 million, effective in May 2012 on an interim basis – The commission approved the RRA on a permanent basis in September 2012, with no changes

Pacific Power Regulatory Accomplishments 34 • Oregon 2012 General Rate Case: A multiparty partial stipulation was reached and filed with the commission. The agreement resolves most components of the general rate case, including a rate increase of $24 million, or 2%, with rates to be effective in January 2013. Three issues not concluded upon in the stipulation are pending resolution: – The prudence of PacifiCorp’s investments in environmental controls at its thermal generating facilities – PacifiCorp’s request for a power cost adjustment mechanism – The proposed Mona-to-Oquirrh transmission line cost recovery tariff (PacifiCorp proposed an additional, separate increase of $13 million, or 1%, when the project is completed in 2013) 2013 Transition Adjustment Mechanism: The transition adjustment mechanism application to determine energy cost recovery for 2013 originally requested a rate increase of $10 million, or 1%. In July 2012, net power costs were updated, reducing the requested increase to $3 million. The filing will be subject to updates through November 2012, and new rates will be effective in January 2013 • Washington 2011 General Rate Case: An all party settlement was approved by the commission, which resulted in an increase of $5 million, or 2%, effective in June 2012

• California Post Test Year Adjustment Mechanism: – The annual attrition adjustment, which is recovered through the PTAM filing, requested a rate increase of $1 million, or 1%; the commission approved the request effective in January 2012 – In July 2012, a PTAM for major capital additions was filed with the commission requesting an increase of $1 million, or 1%; the commission approved the filing, with rates effective in August 2012 – In October 2012, PacifiCorp filed its annual PTAM attrition adjustment with the commission requesting an increase of $1 million, or 1%, with rates to be effective in January 2013 Energy Cost Adjustment Clause: – The commission approved a stipulation reached with the Division of Ratepayer Advocates for a power cost increase of $2 million, or 2%, effective in March 2012 – In August 2012, PacifiCorp filed an application with the commission to increase rates pursuant to the ECAC. In the application, PacifiCorp requested a rate increase of less than $1 million. If approved by the commission, new rates will be effective in January 2013 35 Pacific Power Regulatory Accomplishments

Environmental Update 36 • The Cross-State Air Pollution Rule was vacated by the D.C. Circuit Court of Appeals in August 2012, leaving the Clean Air Interstate Rule in place – In a petition filed in October 2012, the EPA sought a full review of the ruling by the entire D.C. Circuit – MidAmerican Energy Company continues to be well-positioned for future compliance through the projects currently underway • PacifiCorp is not subject to the Cross-State Air Pollution Rule or the Clean Air Interstate Rule; emission reduction projects are based on regional haze requirements • EPA has proposed to partially disapprove the Wyoming and Arizona State Implementation Plans for regional haze – Final action in Arizona is scheduled for Nov. 15, 2012, and in Wyoming for Nov. 15, 2012, (for SO2) and Dec. 14, 2012, (for NOx and PM) • EPA issued a final rule on the Utah plan Oct. 30, 2012 – Final rule approved the plan regarding SO2, disapproved the plan regarding NOx and PM, but did not issue a federal implementation plan; EPA has the ability to issue a federal implementation plan within two years, unless the state submits an approvable plan

37 • Of MidAmerican’s nearly 9,865 MW(1) of operated or wholly owned coal-fueled generation: – 92% of generation has low-NOx burners and/or over-fire air for nitrogen oxides controls – 77% of generation has scrubbers for sulfur dioxide control – 8% of generation has activated carbon injection for mercury controls; an additional 17% meets the mercury emissions requirements of the Mercury and Air Toxics Standards without the need for additional controls – 56% of generation has baghouses for particulate matter control • To ensure timely compliance, MidAmerican continues to review proposed regulations and legislation and analyze associated impacts of environmental requirements on the coal-fueled fleet Consolidated Environmental Position (1) Excludes PacifiCorp’s minority-owned Craig, Colstrip and Hayden plants

Environmental Position By Utility

- Of PacifiCorp's 5,765 MW[1] of operated or wholly owned coal-fueled generation:
  - 86% of generation has nitrogen oxides controls with low-NOx burners and over-fire air
  - 93% of generation has scrubbers for sulfur dioxide control
  - 56% of generation has baghouses for particulate matter control
  - 27% of generation meets the mercury emissions requirements of the Mercury and Air Toxics Standards

- Of MidAmerican Energy Company's nearly 4,100 MW of operated coal-fueled generation:
  - 100% of generation has nitrogen oxides controls
    - Low-NOx burners and/or over-fire air on all units
    - One selective catalytic reduction system on Walter Scott, Jr. Energy Center Unit 4
  - 55% of generation has scrubbers and baghouses for sulfur dioxide control
  - 20% of generation has activated carbon injection for mercury control

(1) Excludes minority-owned Craig, Colstrip and Hayden plants

MIDAMERICAN ENERGY HOLDINGS COMPANY

38

• As of Sept. 30, 2012, posts were 25% installed, tilt brackets were 23% installed, and modules were 15% installed • First Solar’s construction of the project substation is proceeding ahead of schedule, with delivery of the first substation transformer expected mid-November 2012 • Pacific Gas and Electric’s work on the project switchyard has been delayed four to six weeks, which could cause the first 45-MW phase to be delayed into early 2013 with no substantive overall project impact • First Solar has approximately 750 contractors on site each week Topaz Project Status 39

Topaz Major Project Milestones • December 2011 Construction began on-site • March 2013 104 MW of capacity in-service • December 2013 281 MW of capacity in-service • December 2014 533 MW of capacity in-service • February 2015 Final block placed in-service • May 2015 Guaranteed substantial completion date in EPC contract • August 2015 Guaranteed COD under PPA 40

Topaz Site Aerial View as of Sept. 30, 2012 Substation and Switchyard Construction Office Area Carissa Plains School Transmission Line Legend Phases 1-3 Phases 4-6 Mitigation and Project Land 41

• As of Sept. 30, 2012, posts and tilt brackets were 97% installed and modules were 81% installed • Blocks 1-7 and 9 (228 MW of the total 290 MW) have been placed into commercial service as of Sept. 30, 2012 • The final block is projected to be placed in-service in January 2014 • Plant substantial completion date is projected to be in February 2014 • Modules are on-line ahead of schedule • The project is 74 days ahead of schedule, based on the March 31, 2014, contractual guaranteed commercial operation date Agua Caliente Project Status 42

Agua Caliente Site Aerial View as of September 2012 43 New Switchyard 500-kV Transmission Line

Financial Information ($ millions) 44 LTM Operating Revenue 9/30/2012 12/31/2011 12/31/2010 PacifiCorp 4,849$ 4,586$ 4,432$ MidAmerican Funding 3,264 3,503 3,815 MidAmerican Energy Pipeline Group 978 977 981 Northern Powergrid 1,034 1,014 802 MidAmerican Renewables 166 161 137 HomeServices 1,198 992 1,020 Corporate/other (63) (60) (60) Total operating revenue 11,426$ 11,173$ 11,127$ Years Ended

Financial Information ($ millions) 45 LTM Depreciation and Amortization 9/30/2012 12/31/2011 12/31/2010 PacifiCorp 646$ 623$ 572$ MidAmerican Funding 389 337 345 MidAmerican Energy Pipeline Group 191 184 173 Northern Powergrid 171 169 157 Other reportable segments and corporate/other 33 28 29 Total depreciation and amortization 1,430$ 1,341$ 1,276$ Years Ended

46 Financial Information ($ millions) LTM Interest Expense 9/30/2012 12/31/2011 12/31/2010 PacifiCorp 391$ 406$ 403$ MidAmerican Funding 171 183 192 MidAmerican Energy Pipeline Group 93 101 111 Northern Powergrid 138 151 146 MidAmerican Renewables 55 18 20 Other reportable segments and corporate/other 325 337 353 Total interest expense 1,173$ 1,196$ 1,225$ Years Ended

(1) Excludes amounts for non-cash equity allowances for funds used during construction and other non-cash items (2) As of Dec. 31, 2011, excludes $647 million of costs for which payment is not contractually due until December 2013; as of Sept. 30, 2012, excludes $306 million of costs for which payment is not contractually due until December 2015 47 Financial Information ($ millions) LTM Capital Expenditures (1) 9/30/2012 12/31/2011 12/31/2010 PacifiCorp 1,474$ 1,506$ 1,607$ MidAmerican Funding (2) 613 566 338 MidAmerican Energy Pipeline Group 183 289 293 Northern Powergrid 400 309 349 MidAmerican Renewables 442 4 1 Other reportable segments and corporate/other 9 10 5 Total capital expenditures 3,121$ 2,684$ 2,593$ Years Ended

48 Financial Information ($ millions) Total Assets 9/30/2012 12/31/2011 12/31/2010 PacifiCorp 22,813$ 22,364$ 21,410$ MidAmerican Funding 13,105 12,430 11,134 MidAmerican Energy Pipeline Group 5,107 4,854 4,744 Northern Powergrid 6,314 5,690 5,512 MidAmerican Renewables 2,089 890 905 HomeServices 786 649 649 Corporate/other 896 841 1,314 Total assets 51,110$ 47,718$ 45,668$

• As of Sept. 30, 2012, approximately 96% of total debt was fixed-rate debt • As of Sept. 30, 2012, long-term senior debt had a weighted average life of approximately 14.3 years and a weighted average interest rate of approximately 5.5% 49 Capitalization ($ millions) Capitalization 9/30/2012 12/31/2011 12/31/2001 Short-term debt 178$ 865$ 256$ Current portion of long-term debt 1,181 1,176 317 MidAmerican senior debt 4,621 4,621 1,834 Subsidiary debt 15,154 13,253 4,755 Total adjusted debt 21,134 19,915 7,162 MidAmerican and subsidiary subordinated debt - 22 888 Noncontrolling interests 171 173 165 Noncontrolling interests and subordinated debt 171 195 1,053 MidAmerican shareholders᾽ equity 15,313 14,092 1,708 Total capitalization 36,618$ 34,202$ 9,923$ Adjusted debt/capitalization 57.7% 58.2% 72.2%

Non-GAAP Financial Measures MidAmerican (Consolidated)

	LTM 9/30/2012	2011	2010	2001[1]
FFO				
Net cash flows from operating activities	$ 4,185	$ 3,220	$ 2,759	$ 847
+/- Changes in other operating assets and liabilities, net of effects from acquisitions	(167)	382	607	(196)
FFO	**$ 4,018**	**$ 3,602**	**$ 3,366**	**$ 651**
Adjusted Interest				
Interest expense	$ 1,173	$ 1,196	$ 1,225	$ 587
Interest expense on subordinated debt	(3)	(26)	(52)	(88)
Adjusted Interest	**$ 1,170**	**$ 1,170**	**$ 1,173**	**$ 499**
FFO Interest Coverage[2]	**4.4x**	**4.1x**	**3.9x**	**2.3x**
Adjusted Debt				
Debt[3]	$ 21,134	$ 19,937	$ 19,811	$ 8,050
Subordinated debt	-	(22)	(315)	(888)
Adjusted Debt	**$ 21,134**	**$ 19,915**	**$ 19,496**	**$ 7,162**
FFO to Adjusted Debt[4]	**19.0%**	**18.1%**	**17.3%**	**9.1%**
Capitalization				
Total MidAmerican shareholders' equity	$ 15,313	$ 14,092	$ 13,232	$ 1,708
Adjusted debt	21,134	19,915	19,496	7,162
Subordinated debt	-	22	315	888
Noncontrolling interests	171	173	176	165
Capitalization	**$ 36,618**	**$ 34,202**	**$ 33,219**	**$ 9,923**
Adjusted Debt to Total Capitalization[5]	**57.7%**	**58.2%**	**58.7%**	**72.2%**
EBITDA				
Net income	$ 1,519			
Interest expense	1,173			
Capitalized interest	(46)			
Income tax expense	227			
Depreciation and amortization	1,430			
EBITDA	**$ 4,303**			

(1) As a result of changes in accounting guidance, certain amounts have been reclassified to conform to the other periods presented
(2) FFO Interest Coverage equals the sum of FFO and Adjusted Interest divided by Adjusted Interest
(3) Debt includes short-term debt, MidAmerican senior debt, MidAmerican subordinated debt and subsidiary debt (including current maturities)
(4) FFO to Adjusted Debt equals FFO divided by Adjusted Debt
(5) Adjusted Debt to Total Capitalization equals Adjusted Debt divided by Capitalization

50

MIDAMERICAN ENERGY HOLDINGS COMPANY

51 Non-GAAP Financial Measures PacifiCorp (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization LTM FFO 9/30/2012 2011 2010 Net cash flows from operating activities 1,539$ 1,636$ 1,410$ +/- Changes in other operating assets and liabilities, net of effects from acquisitions 28 (144) 373 FFO 1,567$ 1,492$ 1,783$ Interest expense 379$ 392$ 387$ FFO Interest Coverage (1) 5.1x 4.8x 5.6x Debt (2) 6,872$ 6,901$ 6,437$ FFO to Debt (3) 22.8% 21.6% 27.7% Capitalization PacifiCorp shareholders’ equity 7,653$ 7,312$ 7,311$ Debt 6,872 6,901 6,437 Capitalization 14,525$ 14,213$ 13,748$ Debt to Total Capitalization (4) 47.3% 48.6% 46.8%

52 Non-GAAP Financial Measures MidAmerican Energy (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization LTM FFO 9/30/2012 2011 2010 Net cash flows from operating activities 1,309$ 770$ 831$ +/- Changes in other operating assets and liabilities, net of effects from acquisitions (134) 354 40 FFO 1,175$ 1,124$ 871$ Interest expense 148$ 158$ 156$ FFO Interest Coverage (1) 8.9x 8.1x 6.6x Debt (2) 3,154$ 3,115$ 2,865$ FFO to Debt (3) 37.3% 36.1% 30.4% Capitalization MidAmerican Energy shareholders’ equity 3,573$ 3,271$ 2,958$ Debt 3,154 3,115 2,865 Noncontrolling interests 1 1 1 Capitalization 6,728$ 6,387$ 5,824$ Debt to Total Capitalization (4) 46.9% 48.8% 49.2%

53 Non-GAAP Financial Measures Northern Natural Gas (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization LTM FFO 9/30/2012 2011 2010 Net cash flows from operating activities 297$ 286$ 302$ +/- Changes in other operating assets and liabilities, net of effects from acquisitions 4 24 11 FFO 301$ 310$ 313$ Interest expense 52$ 56$ 60$ FFO Interest Coverage (1) 6.8x 6.5x 6.2x Debt (2) 1,199$ 950$ 1,000$ FFO to Debt (3) 25.1% 32.6% 31.3% Capitalization Northern Natural Gas shareholder’s equity 1,240$ 1,274$ 1,214$ Debt 1,199 950 1,000 Capitalization 2,439$ 2,224$ 2,214$ Debt to Total Capitalization (4) 49.2% 42.7% 45.2%

54 Non-GAAP Financial Measures Kern River (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization LTM FFO 9/30/2012 2011 2010 Net cash flows from operating activities 244$ 227$ 183$ +/- Changes in other operating assets and liabilities, net of effects from acquisitions (2) - 1 FFO 242$ 227$ 184$ Interest expense 39$ 43$ 47$ FFO Interest Coverage (1) 7.2x 6.3x 4.9x Debt (2) 655$ 716$ 790$ FFO to Debt (3) 36.9% 31.7% 23.3% Capitalization Partners’ capital 869$ 868$ 704$ Debt 655 716 790 Capitalization 1,524$ 1,584$ 1,494$ Debt to Total Capitalization (4) 43.0% 45.2% 52.9%

55 Non-GAAP Financial Measures Northern Powergrid (1) FFO Interest Coverage equals the sum of FFO and Interest divided by Interest (2) Debt includes short-term debt and current maturities (3) FFO to Debt equals FFO divided by Debt (4) Debt to Total Capitalization equals Debt divided by Capitalization LTM FFO 9/30/2012 2011 2010 Net cash flows from operating activities 419$ 362$ 315$ +/- Changes in other operating assets and liabilities, net of effects from acquisitions 101 183 52 FFO 520$ 545$ 367$ Interest expense 138$ 151$ 146$ FFO Interest Coverage (1) 4.8x 4.6x 3.5x Debt (2) 2,394$ 2,146$ 1,908$ FFO to Debt (3) 21.7% 25.4% 19.2% Capitalization Northern Powergrid shareholders’ equity 2,551$ 2,161$ 1,849$ Debt 2,394 2,146 1,908 Noncontrolling interests 56 56 57 Capitalization 5,001$ 4,363$ 3,814$ Debt to Total Capitalization (4) 47.9% 49.2% 50.0%